                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-72354) of BRIAZZ, INC. of our report dated March 11, 2003 appearing in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Seattle, Washington
March 28, 2003


                                       66